UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
SCHEDULE 14A INFORMATION
(RULE 14A-101)
SCHEDULE 14A INFORMATION
________________________________
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Hyliion Holdings Corp.
______________________________________________________________________________
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HYLIION HOLDINGS CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 22, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend:
https://cstproxy.com/hyliion/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES UNDER PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4.

Please mark your votes like this **X**

1. Election of Directors.

NOMINEES
(1) Rodger Boehm
(2) Mary Gustanski
(3) Robert Knight, Jr.

FOR nominees listed to the left	WITHHOLD AUTHORITY to vote for nominees listed to the left	FOR ALL EXCEPT
☐	☐	☐

2. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the 2023 fiscal year ended December 31, 2023.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Advisory Vote on Executive Compensation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. Vote on the Approval of the Hyliion Holdings Corp. Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and Strike a line through that nominee's name in the list above)

NOTE: To address such other matters as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof.

CONTROL NUMBER

Signature________________**Signature, if held jointly**________________**Date**________**, 2023**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

To view the 2023 Proxy Statement, 2022 Annual Report and to Attend the Annual Meeting, please go to:
https://cstproxy.com/hyliion/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HYLIION HOLDINGS CORP.

The undersigned appoints Thomas Healy, Jon Panzer and Jose Oxholm, and each them as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Hyliion Holdings Corp. held of record by the undersigned at the close of business on April 3, 2023 at the Annual Meeting of Stockholders of Hyliion Holdings Corp. to be held on May 23, 2023, or at any adjournment thereof

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, AND IN FAVOR OF PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)

You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

HYLIION HOLDINGS CORP.
c/o Continental Proxy Services
1 State Street, New York NY 10004

HYLIION HOLDINGS CORP.
1202 BMC Drive, Suite 100
Cedar Park, Texas 78613

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 23, 2023

Stockholders are cordially invited to attend the Virtual Annual Meeting and to vote on the Internet or any Mobile device.

Dear Stockholder,

The 2023 Annual Meeting of Stockholders of Hyliion Holdings Corp., Inc. will be conducted virtually over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting being held on May 23, 2023, at 1:30 PM (CDT) by visiting: **https://cstproxy.com/hyliion/2023**.

Proposals to be considered at the Annual Meeting:

(1) To elect the three directors named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

(2) To ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ended December 31, 2023;

(3) To approve, on a non-binding advisory basis, compensation for the Company's named executive officers, as disclosed in the Proxy Statement;

(4) Vote on the Approval of the Hyliion Holdings Corp. Employee Stock Purchase Plan.

(5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote at the Meeting –
If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend:
https://cstproxy.com/hyliion/2023

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

To view the Proxy Materials and attend the Annual Meeting, please go to:
https://cstproxy.com/hyliion/2023

CONTROL NUMBER

HYLIION HOLDINGS CORP.
1202 BMC Drive, Suite 100
Cedar Park, Texas 78613

Important Notice Regarding the Availability of Proxy Materials For the 2023 Annual Meeting of Stockholders to be Held On May 23, 2023

The following Proxy Materials are available to you to review at: **https://cstproxy.com/hyliion/2023**

- the Company's Annual Report for the year ended December 31, 2022.
- the Company's 2023 Proxy Statement.
- the Proxy Card.
- any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 22, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 917-262-2373, or

By logging on to https://cstproxy.com/hyliion/2023 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.